Related Party and Party-in-Interest Transactions (Tables)	12 Months Ended
Dec. 31, 2025
Plan 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Schedule of Related Party Transactions
Shares of UGI Common Stock are offered as an investment option to Plan participants, and are considered related party transactions. Additionally, the Plan issues notes to participants, which are secured by the participant’s account balances. These transactions qualify as party-in-interest transactions, but are exempt from the prohibited transaction rules of ERISA and the IRC under statutory or governmental agency exemptions.

	Plan Year
	2025	2024
Fair value of UGI Common Stock held by the Plan	$12,396,327	$9,911,383
Original cost of UGI Common Stock held by the Plan	$9,548,689	$9,995,222
Shares held of UGI Common Stock	325,291	342,296
Total sales at market value related to UGI Common Stock	$1,275,467	$1,599,155
Total contributions into UGI Common Stock	$348,730	$366,178